Exhibit 10.3

Officer’s Employment Agreement - Dienstvertrag für Vorstandsmitglieder

OFFICER’S EMPLOYMENT AGREEMENT	DIENSTVERTRAG für VORSTANDSMITGLIEDER

The following Officer’s Employment Agreement is concluded between	Folgender Anstellungsvertrag wird geschlossen zwischen

ADVA AG Optical Networking, Martinsried/Meiningen

- hereinafter the “Company” -	- im folgenden die “Gesellschaft” -

represented by the Supervisory Board	vertreten durch den Aufsichtsrat

and	und

Herrn

Dr. Christoph Glingener

Sandweg 7

26349 Jade

- hereinafter: the “Officer” -	- im folgenden: das “Vorstandsmitglied” -

1. Term of Agreement	1. Dauer des Vertrages

1.1  Dr. Christoph Glingener was appointed Chief Officer of the Company by resolution of the Supervisory Board in the meeting of August 3, 2006, effective as of January 1, 2007, and limited in time until December 31, 2007.

1.1  Herr Dr. Christoph Glingener ist durch Beschluss des Aufsichtsrates in der Sitzung vom 3. August 2006 mit Wirkung zum 1. Januar 2007 und befristet bis zum 31. Dezember 2007 zum Vorstandsmitglied bestellt worden.

1.2 An Officer’s Employment Agreement is concluded with the Officer for the term of his appointment, starting January 1, 2007.	1.2 Mit dem Vorstandsmitglied wird für die Dauer seiner Bestellung ein Dienstvertrag geschlossen, beginnend mit dem 01. Januar 2007.

1.3 The Officer’s Employment Agreement is concluded for a period of 12 months. It will end with the expiration of December 31, 2007. No formal declaration of the contracting parties will be required.	1.3 Der Dienstvertrag wird auf die Dauer von 12 Monaten geschlossen. Er endet, ohne dass es einer Erklärung einer der Vertragsparteien bedarf, mit Ablauf des 31. Dezember 2007.

Officer’s Employment Agreement - Dienstvertrag für Vorstandsmitglieder

2. Duties, Responsibility	2. Aufgaben, Zuständigkeit

2.1 The Officer’s duties and competence are listed in the Schedule of Responsibility.	2.1 Die Aufgaben und die Zuständigkeit des Vorstandsmitgliedes ergebensich aus dem Geschäftsverteilungsplan.

2.2 The Supervisory Board may change the Schedule of Responsibility and reorganize the Officer’s competence.	2.2 Der Aufsichtsrat kann den Geschäftsverteilungsplan ändern und den Aufgabenbereich des Vorstandsmitgliedes neu ordnen.

2.3  For the performance of his duties, the Officer will be subject to applicable law, the articles of incorporation (in particular regarding the provisions for activities requiring prior consent), the Rules of Procedure of the Management Board, and the resolutions of the Supervisory Board.

2.3  Das Vorstandsmitglied hat bel Erfüllung seiner Aufgaben die geltenden Gesetze, die Satzung (insbesondere die Bestimmungen über zustimmungspflichtige Geschäfte), die Geschäftsordnung des Vorstandes sowie die Beschlüsse des Aufsichtsrates zu beachten.

2.4 The Officer will cooperate with the other corporate bodies of the Company and the employee representatives in the best interest of the Company. His place of work is in 26349 Jade, Germany.

2.4  Das Vorstandsmitglied arbeitet mit den anderen Organen der Geseilschaft und der Vertretung der Belegschaft zum Wohle des Unternehmens zusammen. Sein Arbeitsort ist grundsätzlich 26349 Jade, Deutschland.

2.5 In the best interest of the Company, the Officer shall execute his office with the care and diligence of a prudent businessman.	2.5 Das Vorstandsmitglied hat sein Amt im Interesse und zum Wohle der Gesellschaft mit der Sorgfalt eines ordentlichen Kaufmannes zu führen.

3. Remuneration	3. Vergütung

3.1 As remuneration for his activities, the Officer shall receive a fixed yearly salary in the amount of EUR 190,000, payable in twelve equal monthly instalments at the end of each month.	3.1 Das Vorstandsmitglied erhältals Vergütung ein festes Jahresgehalt von EUR 190.000,-das in zwölf gleichen monatlichen Teilbeträgen zum Monatsultimo ausgezahitwird.

3.2 In addition, the Officer will receive an annual bonus	3.2 Weiterhin erhält das Vorstandsmitglied einen

Officer’s Employment Agreement - Dienstvertrag für Vorstandsmitglieder

based on the Officer’s personal performance as well as on the financial results of the Company and the ADVA group.

jährlichen Bonus, der von der persönlichen Leistung des Vorstandsmitglieds so wie vom Geschäftserfolg der Gesellschaft und des Konzerns abhängig ist und hinsichtlich Anfall und Höhe im alleinigen Ermessen des ADVA Aufsichtsrates steht.

This bonus will be determined by the ADVA Supervisory Board annually, In its sole discretion, at the latest In its session concerning the examination and adoption of the Company’s annual financial statements, and will be paid out to the Officer upon adoption of ADVA’s annual financial statements In the following calendar year.

Der Aufsichtsrat beschließt über den Bonus jewells Jährlich spätestens in seiner Bilanzsitzung. Der Bonus wird Jewells nach Feststellung des Jahresabschlusses der Gesellschaft bzw. des Konzerns im darauffolgenden Kalenderjahr ausbezahlt.

3.3 The claims resulting from sections 3.1 and 3.2 may not be assigned.	3.3 Die Ansprüche aus Ziff. 3.1 und 3.2 sind nicht übertragbar.

3.4 Necessary costs Incurred for business travel and meal allowances will be reimbursed to the Officer.	3.4 Anfallende notwendige Kosten für Dienstreisen und Verpflegungskosten werden dem Vorstandsmitglied erstattet.

3.5 Any wage withholding tax Imposed on remunerations in kind or on other benefits in cash or in kind made available by or for the Company shall be borne by the Officer.	3.5 Lohnsteuer, die auf Sachzuwendungen oder sonstige Geldzuwendungen der Gesellschaft oder für die Gesellschaft anfällt, ist vom Vorstandsmitglied selbst zu tragen.

4. Secondary Actvities	5. Nebentätigkeiten

4.1 The Officer Is obligated to place his entire working capacity at the Company’s disposal.	4.1 Das Vorstandsmitglied ist verpflichtet, seine gesamte Arbeitskraft der Gesellschaft zur Verfügung zu stellen.

4.2 Acceptance of secondary activities, no matter whether against remuneration or not, requires the prior written consent of the Chairman of the Supervisory Board.	4.2 Die Übernahme entgeltlicher oder unentgeltlicher Nebentätigkeiten bedarf der schriftlichen Zustimmung des Vorsitzenden des Aufsichtsrates.

4.3 The acquisition of a participation in a competing company requires the written consent of the Chairman of the Supervisory Board.	4.3 Die Übernahme einer Beteiligung an einem konkurrierenden Unternehmen bedarf der schriftlichen Zustimmung des Vorsitzenden des Aufsichtsrates.

Officer’s Employment Agreement - Dienstvertrag für Vorstandsmitglieder

4.4  Upon termination of the Officer’s Employment Agreement, the Officer will in agreement with the Chairman of the Supervisory Board resign from all functions which are assigned to him in connection with his services for the Company.

4.4  Ämter, die dem Vorstandsmitglied im Zusammenhang mit seiner Tätigkeit für die Gesellschaft übertragen werden, hat er bei Beendigung des Dienstvertrages in Abstimmung mit dem Vorsitzenden des Aufsichtsrates niederzulegen.

4.5 The Officer will in advance coordinate publications and lectures with the Chairman of the Supervisory Board.	4.5 Über Veröffentlichungen und Vorträge wird sich das Vorstandsmitglied zuvor mit dem Vorsitzenden des Aufsichtsrates abstimmen.

4.6 The obligation to obtain the consent of the Chairman of the Supervisory Board is also applicable in other cases not listed here if such cases are of similar importance to the above listed matters.

4.6  Die Verpflichtung, die Zustimmung des Vorsitzenden des Aufsichtsrates einzuholen, gilt auch in anderen, hler nicht genannten Fällen, wenn diese eine ähnliche Bedeutung wie die vorstehend aufgeführten Angelegenheiten haben.

5. Payment of Salary in Case of Illness, Inability to Work or Death	5. Gehaltszahlung im Krankheitsfalle, bel Dienstunfähigkeit oder Tod

5.1  In the case the Officer should be prevented from the performance of his duties due to illness or any other inability to work, then he shall for a period of six months continue to be paid his salary and will be entitled to a bonus if the Supervisory Board should resolve such bonus.

5.1  Ist das Vorstandsmitglied an der Ausübung seines Dienstes durch Krankheit oder anderweitige Dienstunfähigkeit verhindert, so erhält er sein Gehalt auf die Dauer von sechs Monaten weitergezahlt und hat für diesen Zeltraum Anspruch auf eine erfolgsabhängige Vergütung, sofern der Aufsichtsrat eine solche beschließt.

Officer’s Employment Agreement - Dienstvertrag für Vorstandsmitglieder

5.2  In a case of inability to work in which the Professional Accident Association is obligated to pay benefits, the Officer will in addition to the payments of the Professional Accident Association receive such portion of his monthly salary as secures his former net Income. Correspondingly, payments by the Group Accident Insurance, for which the Company paid premiums, will be taken into account.

5.2  Im Falle einer Dienstunfähigkeit, bei der die Berufsgenossenschaft zur Leistung verpflichtet ist, erhält das Vorstandsmitglied zuzüglich zu den Leistungen der Berufsgenossenschaft denjenigen Teil des Monatsgehalts, der ihm den bisherigen Nettobetrag sichert. In entsprechender Weise werden Zahlungen aus der Gruppenunfallversicherung, für die das Unternehmen Prämien gezahlt hat, angerechnet.

5.3 One half of daily allowances by a health insurance to which the Company made contributions will be taken into consideration.	5.3 Tagegelder aus einer Krankenversicherung, zu der das Unternehmen beigetragen hat, werden zur Hälfte angerechnet.

5.4  In the event that the Officer should be entitled to damage claims against a third party he will assign to the Company any such claims against the respective third party up to the amount of the remuneration the Company continued to pay.

5.4 Stehen dem Vorstandsmitglied Schadensersatzansprüche gegen einen Dritten zu, wird er diese der Gesellschaft in der Höhe abtreten, in der die Gesellschaft die Bezüge fortgezahlt hat.

5.5  Should the inability to work continue for more than six months, a medical report about the question of the restoration of the ability to work will have to be obtained. If a quick restoration can be expected, the Company will reach an agreement with the Officer regarding the payments to be made until the full restoration. If restoration cannot be expected within the foreseeable future, the employment may be terminated effective the end of a calendar quarter, subject to the agreement concerning an adequate Interim solution.

5.5  Hält die Dienstunfähigkeit länger als sechs Monate an, ist zur Frage der Wiederherstellung der Dienstfähigkeit ein ärztliches Gutachten einzuholen. Ist mit baldiger Wiederherstellung zu rechnen, wird sich die Gesellschaft mit dem Vorstandsmitglied über die dann bis zur vollständigen Wiederherstellung zu leistenden Zahlungen verständigen. Ist in absehbarer Zeit nicht mit einer Wiederherstellung zu rechnen, kann das Dienstverhältnis unter Vereinbarung einer angemessenen Übergangsregelung zum Ende eines Quartals beendet werden.

Officer’s Employment Agreement - Dienstvertrag für Vorstandsmitglieder

5.6  Should the Officer pass away during the term of the employment, then his widow or his underaged children or his children either in school or in vocational training will receive his remuneration according to 3.1 for the month of the death and three subsequent months and the bonus according to 3.2, if such bonus should be resolved, on a pro-rata basis.

5.6  Verstirbt das Vorstandsmitglied während der Dauer des Dienstverhältnisses, erhält seine Witwe oder seine minderjährigen oder noch in Ausbildung befindlichen Kinder für den Sterbemonat und drei weitere Monate die Bezüge nach 3.1 und zeitanteilig die erfolgsabhängige Vergütung nach 3.2, sofern eine solche beschlossen wird.

6. Vacation	6. Urlaub

The Officer is entitled to an annual vacation of 27 working days.	Das Vorstandsmitglied hat Anspruch auf einen Jahresurlaub von 27 Arbeitstagen.

Annual vacation not taken within a calendar year may after coordination with the Chairman of the Supervisory Board be taken until 30 June of the following year; compensation for annual vacation in money is not granted except if the Officer leaves the Company.

Urlaub, der im Kalenderjahr nicht genommen wurde, kann nach Abstimmung mit dem Aufsichtsratsvorsitzenden bis zum 30. Juni des Folgejahres übertragen werden; Urlaubsabgeltung in Geld wird mit Ausnahme des Ausscheidens aus der Gesellschaft nicht gewährt.

7. Fringe Benefits	7. Nebenleistungen

The Officer will be insured in a group accident Insurance at the Company’s expense, the limits of Indemnity of which will be EUR 200,000 in case of death and EUR 400,000 in case of disability.	Das Vorstandsmitglied wird auf Kosten der Gesellschaft einer Gruppen-Unfallversicherung versichert, deren Versicherungssummen auf EUR 100.000,- bel Tod und EUR 200.000,- bel Invalidität lauten.

8. Confidentiality	8. Verschwiegenheitspflicht

During the term and after the end of his employment, the Officer has to keep professional silence towards third parties concerning the matters of the Company, in particular about business secrets as far as this will have no adverse effect on

Das Vorstandsmitglied hat während und nach Beendigung seines Dienstverhältnisses über die Angelegenheiten der Gesellschaft, insbesondere Geschäftsgeheimnisse, Dritten gegenüber Stillschweigen zu bewahren, soweit dem nicht

Officer’s Employment Agreement - Dienstvertrag für Vorstandsmitglieder

the best interest of the Company. The same applies to the contents of this Agreement. Upon termination of the employment, all papers, documents etc. concerning the matters of the Company have to be returned without keeping copies including excerpts. The Officer has no right of retention regarding such documents.

die Wahrnehmung der Interessen der Gesellschaft entgegensteht. Dies gilt auch für den Inhalt dieses Vertrages. Bei Beendigung des Dienstverhältnisses sind alle Unterlagen, Schriftstücke etc., die Angelegenheiten der Gesellschaft betreffen, zurückzugeben, ohne Kopien oder Abschriften, auch nicht auszugsweise, zu behalten. Dem Vorstandsmitglied steht an solchen Unterlagen kein Zurückbehaltungsrecht zu.

9. Inventions; Suggestions for Improvement	9. Erfindungen, Verbesserungsvorschläge

9.1  The Officer will inform the Company immediately in writing about inventions made by him during the term of the employment (employee inventions and free inventions). The provisions of the law regarding employee inventions are applicable for the prerequisite, the form and the legal consequences of the information (in particular offering of free inventions and utilization of employee inventions).

9.1  Das Vorstandsmitglied unterrichtet die Gesellschaft unverzüglich schriftlich über die von ihm während des Dienstverhältnisses gemachten Erfindungen (Diensterfindungen und freie Erfindungen). Für die Voraussetzung, die Form und die Rechtsfolgen der Unterrichtung im einzelnen (insbesondere die Anbietung freier Erfindungen und die Inanspruchnahme von Diensterfindungen) sind die Vorschriften des Gesetzes über Arbeitnehmererfindungen maßgebend.

9.2  A possible claim to remuneration for an invention will be determined according to kind, amount and payability based on the respective applicable legal provisions for employee inventions and the pertinent directives.

9.2  Ein etwaiger Anspruch auf Erfindungsvergütung wird nach Art, Höhe und Fälligkeit unter Zugrundelegung der jeweils geltenden gesetzlichen Bestimmungen für Arbeitnehmererfindungen und der hierzu erlassenen Richtlinien festgelegt.

9.3 The legal provisions and the internal Company regulations are applicable to all kinds of suggestions for improvement.	9.3 Im übrigen gelten für Verbesserungsvorschläge aller Art die gesetzlichen Bestimmungen sowie die betrieblichen Regelungen.

Officer’s Employment Agreement - Dienstvertrag für Vorstandsmitglieder

9.4  The aforementioned clauses 9.1, 9.2 and 9.3 are expressly valid also for inventions and suggestions for improvement which the Officer makes or develops within two years after termination of the employment relationship, but which are in connection with his activity for the Company. Within the next two years he will offer the inventions or suggestions for improvement to the Company first.

9.4  Die vorstehenden Absätze 9.1, 9.2 und 9.3 gelten ausdrücklich auch für Erfindungen und Verbesserungsvorschläge, die das Vorstandsmitglied innerhalb von zwel Jahren nach Beendigung des Dienstverhältnisses macht oder entwickelt, die jedoch im Zusammenhang mit seiner Tätigkeit für die Gesellschaft stehen. Für weitere zwei Jahre wird er die Erfindungen oder Verbesserungsvorschläge zuerst der Gesellschaft anbieten.

10. Final Provisions	10. Sonstiges

10.1 Unless otherwise agreed in the foregoing the provisions of the Officer’s employment contract with the Company starting April 1, 2006, shall continue to apply accordingly.	10.1 Falls vorstehend nichts anderes vereinbart ist, gelten die Bestimmungen des Arbeitsvertrages des Vorstandsmitgliedes mit der Gesellschaft vom 01. April 2006 weiter.

10.2 Modifications of this Agreement require written form. This shall also apply to the amendment of this clause requiring written form.	10.2 Änderungen dieses Vertrages bedürfen der Schriftform. Dies gilt auch für die Abänderungen dieser Schriftformklausel.

10.3 This Agreement is provided in two copies; each party will receive one copy.	10.3 Dieser Vertrag ist in zwei Exemplaren ausgefertigt; jede Partel erhält eine Ausfertigung.

10.4 The German version will be authoritative for the Interpretation of this Agreement.	10.4 Für die Auslegung dieses Vertrages ist allein die deutsche Fassung maßgeblich.

München/Martinsried, 29. Sept, 2006

/s/ Prof. Dr. Albert Rädler Prof. Dr. Albert Rädler Chairman of the Supervisory Board	/s/ Dr. Christoph Glingener Dr. Christoph Glingener

AMENDMENT TO OFFICER’S	ÄNDERUNG DIENSTVERTRAG
EMPLOYMENT AGREEMENT	VORSTANDSMITGLIED

ADVA AG Optical Networking

Martinsried/Meiningen

- hereinafter the “Company” -	- im folgenden die “Gesellschaft” -

represented by the Supervisory	vertreten durch den Aufsichtsrat
Board

and	und

Dr. Christoph Glingener

- hereinafter: the “Officer” -	- im folgenden: das “Vorstandsmitglied” -

1. Preamble	1. Präambel

Mr. Christoph Glingener has been a Chief Officer of the Company since January 1, 2007. The existing Chief Officer’s Employment Agreement is limited in time and will end on December 31, 2007.

Herr Christoph Glingener ist seit 01. Januar 2007 Mitglied des Vorstands der Gesellschaft. Der bestehende Dienstvertrag mit dem Vorstandsmitglied ist befristet und endet mit Ablauf des 31. Dezember 2007.

In Its meeting on November 7, 2006, the Supervisory Board resolved to extend Mr. Glingener’s appointment as Chief Officer of the Company until December 31, 2008.	In seiner Sitzung vom 07. November 2006 hat der Aufsichtsrat beschlossen, die Bestellung von Herm Glingener zum Mitglied des Vorstands bis 31. Dezember 2008 zu verlängern.

2. Extension of term	2. Verlängerung der Laufzeit

2.1 In accordance with the above-mentioned resolution of the Supervisory Board, the Officer’s Employment Agreement shall be extended until December 31, 2008.	2.1 Dem oben erwähnten Beschluss des Aufsichtsrats entsprechend wird der Dienstvertrag mit dem Vorstandsmitglied hiermit bis 31. Dezember 2008 verlängert.

2.2 The Employment Agreement will end with the expiration of December 31, 2008, without any formal notice being necessary.	2.2 Der Dienstvertrag endet, ohne dass es einer Erklärung einer der Vertragsparteien bedarf, mit Ablauf des 31. Dezember 2008.

3. Miscellaneous	3. Sonstiges

3.1 All other provisions of the existing Employment Agreement of September 29, 2006, including all subsequent amendments, shall apply without change.	3.1 Im Übrigen findet der bestehende Dienstvertrag vom 29. September 2006 einschließlich aller nachfolgenden Vertragsänderungen unverändert Anwendung.

3.2 Modifications of this Agreement require written form. This shall also apply to the amendment of this clause requiring written form	3.2 Änderungen dieses Vertrages bedürfen der Schriftform. Dies gilt auch für Abänderungen dieser Schriftformklausel.

3.3 The German version will be authoritative for the interpretation of this Amendment.	3.3 Für die Auslegung dieses Vertrages ist ausschließlich die deutsche Fassung maßgeblich

München, 18 Jan, 2007

/s/ Prof. Dr. Albert Rädler Prof. Dr. Albert Rädler Chairman of the Supervisory Board	/s/ Christoph Glingener Christoph Glingener

AMENDMENT TO OFFICER’S EMPLOYMENT AGREEMENT	ÄNDERUNG DIENSTVERTRAG VORSTANDSMITGLIED

ADVA AG Optical Networking

Martinsried/Meiningen

- hereinafter the “Company” - represented by the Supervisory Board and	- im folgenden die “Gesellschaft” - vertreten durch den Aufsichtsrat und

Dr. Christoph Glingener

- hereinafter: the “Officer” -	- im folgenden: das “Vorstandsmitglied” -

1. Change of remuneration	1. Änderung der Vergütungsregelung

1.1 As of October 1, 2007, the remuneration for the Officer’s activities shall be reduced to EUR 180,000 fixed yearly salary.	1.1 Das Grundgehalt des Vorstandsmitglieds wird mit Wirkung ab 01. Oktober 2007 auf EUR 180.000 pro Jahr reduziert.

1.2  As of the same date, the Company will provide the Officer with a company car of upper mid-range class (full service leasing rate of EUR 1,000 net per month), which the Officer may also use privately. Taxes payable on private use will be borne by the Officer.

1.2  Die Gesellschaft stellt dem Vorstandsmitglied ab demselben Datum elnen Pkw der gehobenen Mittelklasse (Full Service Leasingrate EUR 1.000 pro Monat netto) als Dlenstfahrzeug zur Verfügung, den das Vorstandsmitglied auch privat nutzen darf. Die auf die private Nutzung entfallenden Steuern trägt das Vorstandsmitglied.

2. Miscellaneous	2. Sonstiges

2.1 All other provisions of the existing Employment Agreement of September 29, 2006, including all subsequent amendments, shall apply without change.	2.1 Im übrigen findet der bestehende Dienstvertrag vom 29. September 2006 einschließlich aller nachfolgenden Vertragsänderungen unverändert Anwendung.

2.2 Modifications of this Agreement require written form. This shall also apply to the amendment of this clause requiring written form	2.2 Änderungen dieses Vertrages bedürfen der Schriftform. Dies gilt auch für Abänderungen dieser Schriftformklausel.

2.3 The German version will be authoritative for the interpretation of this Amendment.	2.3 Für die Auslegung dieses Vertrages ist ausschließlich die deutsche Fassung maßgeblich

München, 1. Oktober, 2007

/s/ Albert Rädler Prof. Dr. Albert Rädler Chairman of the Supervisory Board	/s/ Christoph Glingener Christoph Glingener

AMENDMENT TO OFFICER’S EMPLOYMENT AGREEMENT	ÄNDERUNG DIENSTVERTRAG VORSTANDSMITGLIED

ADVA AG Optical Networking

Martinsried/Meiningen

- hereinafter the “Company” -	- im folgenden die “Gesellschaft” -

represented by the Supervisory Board	vertreten durch den Aufsichtsrat

and	und

Dr. Christoph Glingener

- hereinafter: the “Officer” -	- im folgenden: das “Vorstandsmitglied” -

1. Preamble	1. Präambel

Mr. Christoph Glingener has been a Chief Officer of the Company since January 1, 2007. The existing Chief Officer’s Employment Agreement is limited in time and will end on December 31, 2008.

Herr Christoph Glingener ist seit 01. Januar 2007 Mitglied des Vorstands der Gesellschaft. Der bestehende Dienstvertrag mit dem Vorstandsmitglied ist befristet und endet mit Ablauf des 31. Dezember 2008.

In its meeting on March 12, 2008, the Supervisory Board resolved to extend Mr. Glingener’s appointment as Chief Officer of the Company until December 31, 2009, and to increase the fixed yearly salary.

In seiner Sitzung vom 12. März 2008 hat der Aufsichtsrat beschlossen, die Bestellung von Herm Glingener zum Mitglied des Vorstands bis 31. Dezember 2009 zu verlängern und das feste Grundgehalt zu erhöhen.

2. Extension of term	2. Verlängerung der Laufzeit

2.1 In accordance with the above-mentioned resolution of the Supervisory Board, the Officer’s Employment Agreement shall be extended until December 31, 2009.	2.1 Dem oben erwähnten Beschluss des Aufsichtsrats entsprechend wird der Dienstvertrag mit dem Vorstandsmitglied hiermit bis 31. Dezember 2009 verlängert.

2.2 The Employment Agreement will end with the expiration of December 31, 2009, without any formal notice being necessary.	2.2 Der Dienstvertrag endet, ohne dass es einer Erklärung einer der Vertragsparteien bedarf, mit Ablauf des 31. Dezember 2009.

3. Remuneration	3. Vergütung

In accordance with the above-mentioned resolution of the Supervisory Board, the Officer’s fixed yearly salary will be increased to EUR 220,000 gross, effective as of January 1, 2008.	Dem oben erwähnten Beschluss des Aufsichtsrats entsprechend wird das feste Grundgehalt des Vorstandsmitglieds mit Wirkung ab 01. Januar 2008 auf EUR 220.000 brutto pro Jahr erhöht.

4. Miscellaneous	4. Sonstiges

4.1 All other provisions of the existing Employment Agreement of September 29, 2006, including all subsequent amendments, shall apply without change.	4.1 Im übrigen findet der bestehende Dienstvertrag vom 29. September 2006 einschließlich aller nachfolgenden Vertragsänderungen unverändert Anwendung.

4.2 Modifications of this Agreement require written form. This shall also apply to the amendment of this clause requiring written form	4.2 Änderungen dieses Vertrages bedürfen der Schriftform. Dies gilt auch für Abänderungen dieser Schriftformklausel.

4.3 The German version will be authoritative for the interpretation of this Amendment.	4.3 Für die Auslegung dieses Vertrages ist ausschließlich die deutsche Fassung maßgeblich

München, 14. März, 2008

/s/ Albert Rädler	/s/ Christoph Glingener
Prof. Dr. Albert Rädler	Christoph Glingener
Chairman of the Supervisory Board

AMENDMENT TO OFFICER’S EMPLOYMENT AGREEMENT	ÄNDERUNG DIENSTVERTRAG VORSTANDSMITGLIED

ADVA AG Optical Networking Martinsried/Meiningen

- hereinafter the “Company” - represented by the Supervisory Board and	- im folgenden die “Gesellschaft” - vertreten durch den Aufsichtsrat und

Dr. Christoph Glingener

- hereinafter: the “Officer” -

1.  Preamble

Mr. Christoph Glingener has been a Chief Officer of the Company since January 1, 2007. The existing Chief Officer’s Employment Agreement is limited in time and will end on December 31, 2009.

In its meeting on December 17, 2008, the Supervisory Board resolved to extend Mr. Glingener’s appointment as Chief Officer of the Company until December 31, 2010.

2.  Extension of term

2.1  In accordance with the above-mentioned resolution of the Supervisory Board, the Officer’s Employment Agreement shall be extended until December 31, 2010.

- im folgenden: das “Vorstandsmitglied” -

1.  Präambel

Herr Christoph Glingener ist seit 01. Januar 2007 Mitglied des Vorstands der Gesellschaft. Der bestehende Dienstvertrag mit dem Vorstandsmitglied ist befri stet und endet mit Ablauf des 31. Dezember 2009.

In seiner Sitzung vom 17. Dezember 2008 hat der Aufsichtsrat beschlossen, die Bestellung von Herrn Glingener zum Mitglied des Vorstands bis 31. Dezember 2010 zu verlängern.

2.  Verlängerung der Laufzeit

2.1  Dem oben erwähnten Beschluss des Aufsichtsrats entsprechend wird der Dienstvertrag mit dem Vorstandsmitglied hiermit bis 31. Dezember 2010 verlängert.

2.2 The Employment Agreement will end with the expiration of December 31, 2010, without any formal notice being necessary.	2.2 Der Dienstvertrag endet, ohne dass es einer Erklärung einer der Vertragsparteien bedarf, mit Ablauf des 31. Dezember 2010.

3. Miscellaneous	3. Sonstiges

3.1 All other provisions of the existing Employment Agreement of September 29, 2006, including all subsequent amendments, shall apply without change.	3.1 Im übrigen findet der bestehende Dienstvertrag vom 29. September 2006 einschließlich aller nachfolgenden Vertragsänderungen unverändert Anwendung.

3.2 Modifications of this Agreement require written form. This shall also apply to the amendment of this clause requiring written form.	3.2 Änderungen dieses Vertrages bedürfen der Schriftform. Dies gilt auch für Abänderungen dieser Schriftformklausel.

3.3 The German version will be authoritative for the interpretation of this Amendment.	3.3 Für die Auslegung dieses Vertrages ist ausschließlich die deutsche Fassung maßgeblich

München, , 2009

/s/ Anthony Maher Anthony Maher Chairman of the Supervisory Board	/s/ Christoph Glingener Christoph Glingener

AMENDMENT TO OFFICER’S	ÄNDERUNG DIENSTVERTRAG
EMPLOYMENT AGREEMENT	VORSTANDSMITGLIED

ADVA AG Optical Networking

Martinsried/Meiningen

- hereinafter the “Company” -	- im folgenden die “Gesellschaft” -

represented by the Supervisory	vertreten durch den Aufsichtsrat
Board

and	und

Dr. Christoph Glingener

- hereinafter: the “Officer” -	- im folgenden: das “Vorstandsmitglied” -

1. Preamble	1. Präambel

Mr. Christoph Glingener has been a Chief Officer of the Company since January 1, 2007. The existing Chief Officer’s Employment Agreement is limited in time and will end on December 31, 2010.

Herr Christoph Glingener ist seit 01. Januar 2007 Mitglied des Vorstands der Gesellschaft. Der bestehende Dienstvertrag mit dem Vorstandsmitglied ist befristet und endet mit Ablauf des 31. Dezember 2010.

In its meeting on December 16, 2009, the Supervisory Board resolved to extend Mr. Glingener’s appointment as Chief Officer of the Company until December 31, 2011.	In seiner Sitzung vom 16. Dezember 2009 hat der Aufsichtsrat beschlossen, die Bestellung von Herm Glingener zum Mitglied des Vorstands bis 31. Dezember 2011 zu verlängern.

2. Extension of term	2. Verlängerung der Laufzeit

2.1 In accordance with the above-mentioned resolution of the Supervisory Board, the Officer’s Employment Agreement shall be extended until December 31, 2011.	2.1 Dem oben erwähnten Beschluss des Aufslchtsrats entsprechend wird der Dienstvertrag mit dem Vorstandsmitglied hiermit bis 31. Dezember 2011 verlängert.

2.2 The Employment Agreement will end with the expiration of December 31, 2011, without any formal notice being necessary.	2.2 Der Dienstvertrag endet, ohne dass es einer Erklärung einer der Vertragsparteien bedarf, mit Ablauf des 31. Dezember 2011.

3. Miscellaneous	3. Sonstiges

3.1 All other provisions of the existing Employment Agreement of September 29, 2006, including all subsequent amendvlments, shall apply without change.	3.1 Im übrigen findet der bestehende Dienstvertrag vom 29. September 2006 einschließlich aller nachfolgenden Vertragsänderungen unverändert Anwendung.

3.2 Modifications of this Agreement require written form. This shall also apply to the amendment of this clause requiring written form.	3.2 Änderungen dieses Vertrages bedürfen der Schriftform. Dies gilt auch für Abänderungen dieser Schriftformklausel.

3.3 The German version will be authoritative for the interpretation of this Amendment.	3.3 Für die Auslegung dieses Vertrages ist ausschließlich die deutsche Fassung maßgeblich

München, 23.02.2010

/s/ Anthony Maher	/s/ Christoph Glingener
Anthony Maher	Christoph Glingener
Chairman of the Supervisory Board

AMENDMENT TO OFFICER’S	ÄNDERUNG DIENSTVERTRAG
EMPLOYMENT AGREEMENT	VORSTANDSMITGLIED

ADVA AG Optical Networking

Martinsried/Meiningen

- hereinafter the “Company” -	- im folgenden die “Gesellschaft” -

represented by the Supervisory	vertreten durch den Aufsichtsrat
Board

and	und

Dr. Christoph Glingener

- hereinafter: the “Officer” -	- im folgenden: das “Vorstandsmitglied” -

1. Preamble	1. Präambel

Mr. Christoph Glingener has been a Chief Officer of the Company since January 1, 2007. The existing Chief Officer’s Employment Agreement is limited in time and will end on December 31, 2011.

Herr Christoph Glingener ist seit 01. Januar 2007 Mitglied des Vorstands der Gesellschaft. Der bestehende Dienstvertrag mit dem Vorstandsmitglied ist befristet und endet mit Ablauf des 31. Dezember 2011.

In its meeting on February 22, 2011, the Supervisory Board resolved to extend Mr. Glingener’s appointment as Chief Officer of the Company until December 31, 2012.	In seiner Sitzung vom 22. Februar 2011 hat der Aufsichtsrat beschlossen, die Bestellung von Herrn Glingener zum Mitglied des Vorstands bis 31. Dezember 2012 zu verlängern.

2. Extension of term	2. Verlängerung der Laufzeit

2.1 In accordance with the above-mentioned resolution of the Supervisory Board, the Officer’s Employment Agreement shall be extended until December 31, 2012.	2.1 Dem oben erwähnten Beschluss des Aufsichtsrats entsprechend wird der Dienstvertrag mit dem Vorstandsmitglied hiermit bis 31. Dezember 2012 verlängert.

2.2 The Employment Agreement will end with the expiration of December 31, 2012, without any formal notice being necessary.	2.2 Der Dienstvertrag endet, ohne dass es einer Erklärung einer der Vertragsparteien bedarf, mit Ablauf des 31. Dezember 2012.

3. Miscellaneous	3. Sonstiges

3.1 All other provisions of the existing Employment Agreement of September 29, 2006, including all subsequent amendments, shall apply without change.	3.1 Im übrigen findet der bestehende Dienstvertrag vom 29. September 2006 einschließlich aller nachfolgenden Vertragsänderungen unverändert Anwendung.

3.2 Modifications of this Agreement require written form. This shall also apply to the amendment of this clause requiring written form.	3.2 Änderungen dieses Vertrages bedürfen der Schriftform. Dies gilt auch für Abänderungen dieser Schriftformklausel.

3.3 The German version will be authoritative for the interpretation of this Amendment.	3.3 Für die Auslegung dieses Vertrages ist ausschließlich die deutsche Fassung maßgeblich

München, ,2011

/s/ Anthony Maher Anthony Maher Chairman of the Supervisory Board	/s/ Christoph Glingener Christoph Glingener

AMENDMENT TO OFFICER’S	DIENSTVERTRAGSÄNDERUNG
EMPLOYMENT AGREEMENT	VORSTANDSMITGLIED

ADVA AG Optical Networking, Martinsried/Meiningen

- hereinafter the “Company” -	- im folgenden die “Gesellschaft” -

represented by the Supervisory Board	vertreten durch den Aufsichtsrat

and	und

Herrn

Dr. Christoph Glingener

- hereinafter: the “Officer” -	- im folgenden: das “Vorstandsmitglied” -

1. Preamble	1. Präambel

Dr. Christoph Glingener has been a Chief Officer of the Company since January 1, 2007. The existing Officer’s Employment Agreement is limited in time and will end on December 31, 2012.

Dr. Christoph Glingener ist seit 1. Januar 2007 Mitglied des Vorstands der Gesellschaft. Der bestehende Dienstvertrag mit dem Vorstandsmitglied ist befristet und endet mit Ablauf des 31. Dezember 2012.

In its meeting on February 21 2012, the Supervisory Board resolved to extend Dr. Glingener’s appointment as Chief Officer of the Company until December 31, 2013.	In seiner Sitzung vom 21. Februar 2012 hat der Aufsichtsrat beschlossen, die Bestellung von Dr. Glingener zum Mitglied des Vorstands bis 31. Dezember 2013 zu verlängern.

2. Extension of term	2. Verlängerung der Laufzeit

(1) In accordance with the above-mentioned resolution of the Supervisory Board, the Officer’s Employment Agreement shall be extended until December 31, 2013.	(1) Dem oben erwähnten Beschluss des Aufsichtsrats entsprechend wird der Dienstvertrag mit dem Vorstandsmitglied hiermit bis 31. Dezember 2013 verlängert.

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(2) The Employment Agreement will end with the expiration of December 31, 2013, without any formal notice being necessary.	(2) Der Dienstvertrag endet, ohne dass es einer Erklärung einer der Vertragsparteien bedarf, mit Ablauf des 31. Dezember 2013.

3. Remuneration	3. Vergütung

In accordance with the above-mentioned resolution of the supervisory board, the Officers fixed yearly salary will be increased to EUR 246,000 gross, effective as of January 1, 2012.	Dem oben erwähnten Beschluss des Aufsichtsrats entsprechend wird das feste Grundgehalt des Vorstandsmitglieds mit Wirkung ab 01. Januar 2012 auf EUR 246.000 brutto pro Jahr erhöht.

4. Miscellaneous	4. Sonstiges

(1) All other provisions of the existing Employment Agreement, including all subsequent amendments, shall apply without change.	(1) Im Übrigen findet der bestehende Dienstvertrag einschließlich aller nachfolgenden Änderungen und Ergänzungen unverändert Anwendung.

(2) Modifications of this Agreement require written form. This shall also apply to the amendment of this clause requiring written form	(2) Änderungen dieses Vertrages bedürfen der Schriftform. Dies gilt auch für die Abänderungen dieser Schriftformklausel.

(3) The German version will be authoritative for the interpretation of this Amendment.	(3) Für die Auslegung dieses Vertrages ist die deutsche Fassung maßgeblich

München, 11.03., 2012

/s/ Tony Maher Tony Maher Chairman of the Supervisory Board	/s/ Dr. Christoph Gingener Dr. Christoph Gingener

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AMENDMENT TO OFFICER’S EMPLOYMENT AGREEMENT	DIENSTVERTRAGSÄNDERUNG VORSTANDSMITGLIED

ADVA AG Optical Networking, Martinsried/Meiningen

- hereinafter the “Company” -	- im folgenden die “Gesellschaft” -

represented by the Supervisory Board	vertreten durch den Aufsichtsrat

and	und

Herm

Dr. Christoph Glingener

- hereinafter: the “Officer” -	- im folgenden: das “Vorstandsmitglied” -

1. Preamble	1. Präambel

Dr. Christoph Glingener has been a Chief Officer of the Company since January 1, 2007. The existing Officer’s Employment Agreement is limited in time and will end on December 31, 2013.

Dr. Christoph Glingener ist seit 1. Januar 2007 Mitglied des Vorstands der Gesellschaft. Der bestehende Dienstvertrag Vorstandsmitglied mit dem ist befristet und endet mit Ablauf des 31. Dezember 2013.

In its meeting on April 23, 2013, the Supervisory Board resolved to extend Dr. Glingener’s appointment as Chief Officer of the Company until December 31, 2014.	In seiner Sitzung vom 23. April 2013 hat der Aufsichts- rat beschlossen, die Bestellung von Dr. Glingener zum Mitglied des Vorstands bis 31. Dezember 2014 zu verlängern.

2. Extension of term	2. Verlängerung der Laufzeit

(1) In accordance with the above-mentioned resolution of the Supervisory Board, the Officer’s Employment Agreement shall be extended until December 31, 2014.	(1) Dem oben erwähnten Beschluss des Aufsichtsrats entsprechend wird der Dienstvertrag mit dem Vorstandsmitglied hiermit bis 31. Dezember 2014 verlängert.

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(2) The Employment Agreement will end with the expiration of December 31, 2014, without any formal notice being necessary.	(2) Der Dienstvertrag endet, ohne dass es einer Erklärung einer der Vertragsparteien bedarf, mit Ablauf des 31. Dezember 2014.

3. Remuneration	3. Vergütung

In accordance with the above-mentioned resolution of the supervisory board, the Officers fixed yearly salary will be increased to EUR 253,380 gross, effective as of January 1, 2013.	Dem oben erwähnten Beschluss des Aufsichtsrats entsprechend wird das feste Grundgehalt des Vorstandsmitglieds mit Wirkung ab 01. Januar 2013 auf EUR 253.380 brutto pro Jahr erhöht.

4. Miscellaneous	4. Sonstiges

(1) All other provisions of the existing Employment Agreement, including all subsequent amendments, shall apply without change.	(1) Im Übrigen findet der bestehende Dienstvertrag einschließlich aller nachfolgenden Änderungen und Ergänzungen unverändert Anwendung.

(2) Modifications of this Agreement require written form. This shall also apply to the amendment of this clause requiring written form	(2) Änderungen dieses Vertrages bedürfen der Schriftform. Dies gilt auch für die Abänderungen dieser Schriftformklausel.

(3) The German version will be authoritative for the interpretation of this Amendment.	(3) Für die Auslegung dieses Vertrages ist die deutsche Fassung maßgeblich

München, 23.4., 2013

/s/ Tony Maher	/s/ Dr. Christoph Gingener
Tony Maher Chairman of the Supervisory Board	Dr. Christoph Gingener

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AMENDMENT TO OFFICER’S	DIENSTVERTRAGSÄNDERUNG
EMPLOYMENT AGREEMENT	VORSTANDSMITGLIED

ADVA Optical Networking SE, Martinsried/Meiningen

- hereinafter the “Company” -	- im Folgenden die “Gesellschaft” -

represented by the Supervisory Board	vertreten durch den Aufsichtsrat

and	und

Herrn Dr. Christoph Glingener

- hereinafter: the “Officer” -	- im folgenden: das “Vorstandsmitglied” -

1. Preamble	1. Präambel

Dr. Christoph Glingener has been a Chief Officer of the Company since January 1, 2007. The existing Officer’s Employment Agreement is limited in time and will end on December 31, 2014.

Dr. Christoph Glingener ist seit 1. Januar 2007 Mitglied des Vorstands der Gesellschaft. Der bestehende Dienstvertrag mit dem Vorstandsmitglied ist befristet und endet mit Ablauf des 31. Dezember 2014.

The Supervisory Board has resolved on December 31 2014 to extend Dr. Glingener’s appointment as Chief Officer of the Company until December 31, 2016.	Der Aufsichtsrat hat am 31. Dezember 2014 beschlossen, die Bestellung von Dr. Glingener zum Mitglied des Vorstands bis 31. Dezember 2016 zu verlängern.

2. Extension of term	2. Verlängerung der Laufzeit

(1) In accordance with the above-mentioned resolution of the Supervisory Board, the Officer’s Employment Agreement shall be extended until December 31, 2016.	(1) Dem oben erwähnten Beschluss des Aufsichtsrats entsprechend wird der Dienstvertrag mit dem Vorstandsmitglied hiermit bis 31. Dezember 2016 verlängert.

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(2) The Employment Agreement will end with the expiration of December 31, 2016, without any formal notice being necessary.	(2) Der Dienstvertrag endet, ohne dass es einer Erklärung einer der Vertragsparteien bedarf, mit Ablauf des 31. Dezember 2016.

3. Miscellaneous	3. Sonstiges

(1) All other provisions of the existing Employment Agreement, including all subsequent amendments, shall apply without change.	(1) Im Übrigen findet der bestehende Dienstvertrag einschließlich aller nachfolgenden Änderungen und Ergänzungen unverändert Anwendung.

(2) Modifications of this Agreement require written form. This shall also apply to the amendment of this clause requiring written form	(2) Änderungen dieses Vertrages bedürfen der Schriftform. Dies gilt auch für die Abänderungen dieser Schriftformklausel.

(3) The German version will be authoritative for the interpretation of this Amendment.	(3) Für die Auslegung dieses Vertrages ist die deutsche Fassung maßgeblich

München, 31. Dezember 2014

/s/ Prof. Johanna Hey	/s/ Dr. Christoph Glingener
Prof. Johanna Hey Vice-Chairperson of the Supervisory Board	Dr. Christoph Glingener

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AMENDMENT TO OFFICER’S	DIENSTVERTRAGSÄNDERUNG
EMPLOYMENT AGREEMENT	VORSTANDSMITGLIED

ADVA Optical Networking SE, Martinsried/Meiningen

- hereinafter the “Company” -	- im folgenden die “Gesellschaft” -

represented by the Supervisory Board	vertreten durch den Aufsichtsrat

and	und

Herrn Dr. Christoph Glingener

- hereinafter: the “Officer” -	- im folgenden: das “Vorstandsmitglied” -

1. Preamble	1. Präambel

Dr. Christoph Glingener has been a Chief Officer of the Company since January 1, 2007. The existing Officer’s Employment Agreement is limited in time and will end on December 31, 2016.

Dr. Christoph Glingener ist seit 1. Januar 2007 Mitglied des Vorstands der Gesellschaft. Der bestehende Dienstvertrag mit dem Vorstandsmitglied ist befristet und endet mit Ablauf des 31. Dezember 2016.

In its meeting on 23 February 2016, the Supervisory Board resolved to extend Mr Protiva’s appointment as Chief Officer of the Company until December 31, 2017.	In seiner Sitzung vom 23. Februar 2016 hat der Aufsichtsrat beschlossen, die Bestellung von Herrn Protiva zum Mitglied des Vorstands bis 31. Dezember 2017 zu verlängern.

2. Extension of term	2. Verlängerung der Laufzeit

(1) In accordance with the above-mentioned resolution of the Supervisory Board, the Officer’s Employment Agreement shall be extended until December 31, 2017.	(1) Dem oben erwähnten Beschluss des Aufsichtsrats entsprechend wird der Dienstvertrag mit dem Vorstandsmitglied hiermit bis 31. Dezember 2017 verlängert.

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(2) The Employment Agreement will end with the expiry of December 31, 2017, without any formal notice being necessary.	(2) Der Dienstvertrag endet, ohne dass es einer Erklärung einer der Vertragsparteien bedarf, mit Ablauf des 31. Dezember 2017.

3. Miscellaneous	3. Sonstiges

(1) All other provisions of the existing Employment Agreement, including all subsequent amendments, shall apply without change.	(1) Im Übrigen findet der bestehende Dienstvertrag einschließlich aller nachfolgenden Änderungen und Ergänzungen unverändert Anwendung.

(2) Modifications of this Agreement require written form. This shall also apply to the amendment of this clause requiring written form.	(2) Änderungen dieses Vertrages bedürfen der Schriftform. Dies gilt auch für die Abänderungen dieser Schriftformklausel.

(3) The German version will be authoritative for the interpretation of this Amendment.	(3) Für die Auslegung dieses Vertrages ist die deutsche Fassung maßgeblich.

München, 11 Mai, 2016

/s/ Nikos Theodosopoulos	/s/ Dr. Christoph Glingener
Nikos Theodosopoulos Chairman of the Supervisory Board	Dr. Christoph Glingener

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AMENDMENT TO OFFICER’S EMPLOYMENT AGREEMENT	DIENSTVERTRAGSÄNDERUNG VORSTANDSMITGLIED

ADVA Optical Networking SE, Martinsried/Meiningen

- hereinafter the “Company” -	- im Folgenden die “Gesellschaft” -

represented by the Supervisory Board	vertreten durch den Aufsichtsrat

and	und

Herrn

Dr. Christoph Glingener

- hereinafter: the “Officer” -	- im Folgenden: das “Vorstandsmitglied” -

1. Preamble	1. Präambel

Dr. Christoph Glingener has been a Chief Officer of the Company since January 1, 2007. The existing Officer’s Employment Agreement is limited in time and will end on December 31, 2017.

Dr. Christoph Glingener ist seit 1. Januar 2007 Mitglied des Vorstands der Gesellschaft. Der bestehende Dienstvertrag mit dem Vorstandsmitglied ist befristet und endet mit Ablauf des 31. Dezember 2017.

In its meeting on 21 February 2017, the Supervisory Board resolved to extend Dr. Glingener’s appointment as Chief Officer of the Company until December 31, 2018.	In seiner Sitzung vom 21. Februar 2017 hat der Aufsichtsrat beschlossen, die Bestellung von Herrn Dr. Glingener zum Mitglied des Vorstands bis 31. Dezember 2018 zu verlängern.

2. Extension of term	2. Verlängerung der Laufzeit

(1) In accordance with the above-mentioned resolution of the Supervisory Board, the Officer’s Employment Agreement shall be extended until December 31, 2018.	(1) Dem oben erwähnten Beschluss des Aufsichtsrats entsprechend wird der Dienstvertrag mit dem Vorstandsmitglied hiermit bis 31. Dezember 2018 verlängert.

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(2) The Employment Agreement will end with the expiry of December 31, 2018, without any formal notice being necessary.	(2) Der Dienstvertrag endet, ohne dass es einer Erklärung einer der Vertragsparteien bedarf, mit Ablauf des 31. Dezember 2018.

3. Miscellaneous	3. Sonstiges

(1) All other provisions of the existing Employment Agreement, including all subsequent amendments, shall apply without change.	(1) Im Übrigen findet der bestehende Dienstvertrag einschließlich aller nachfolgenden Änderungen und Ergänzungen unverändert Anwendung.

(2) Modifications of this Agreement require written form. This shall also apply to the amendment of this clause requiring written form.	(2) Änderungen dieses Vertrages bedürfen der Schriftform. Dies gilt auch für die Abänderungen dieser Schriftformklausel.

(3) The German version will be authoritative for the interpretation of this Amendment.	(3) Für die Auslegung dieses Vertrages ist die deutsche Fassung maßgeblich.

München, April, 2017

/s/ Nikos Theodosopoulos	/s/ Dr. Christoph Glingener
Nikos Theodosopoulos Chairman of the Supervisory Board	Dr. Christoph Glingener

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AMENDMENT TO OFFICER’S EMPLOYMENT AGREEMENT	DIENSTVERTRAGSÄNDERUNG VORSTANDSMITGLIED

ADVA Optical Networking SE, Martinsried/Meiningen

- hereinafter the “Company” -

represented by the Supervisory Board

and

- im Folgenden die “Gesellschaft” -

vertreten durch den Aufsichtsrat

und

Herrn

Dr. Christoph Glingener

- hereinafter: the “Officer” -

1.	Preamble

Dr. Christoph Glingener has been a Chief Officer of the Company since January 1, 2007. The existing Officer’s Employment Agreement is limited in time and will end on December 31, 2018.

In its meeting on 20 February 2018, the Supervisory Board resolved to extend Dr. Glingener’s appointment as Chief Officer of the Company until December 31, 2019.

2.	Extension of term

(1)	In accordance with the above-mentioned resolution of the Supervisory Board, the Officer’s Employment Agreement shall be extended until December 31, 2019.

- im Folgenden: das “Vorstandsmitglied” -

1.	Präambel

Dr. Christoph Glingener ist seit 1. Januar 2007 Mitglied des Vorstands der Gesellschaft. Der bestehende Dienstvertrag mit dem Vorstandsmitglied ist befristet und endet mit Ablauf des 31. Dezember 2018.

In seiner Sitzung vom 20. Februar 2018 hat der Aufsichtsrat beschlossen, die Bestellung von Herrn Dr. Glingener zum Mitglied des Vorstands bis 31. Dezember 2019 zu verlängern.

2.	Verlängerung der Laufzeit

(1)	Dem oben erwähnten Beschluss des Aufsichtsrats entsprechend wird der Dienstvertrag mit dem Vorstandsmitglied hiermit bis 31. Dezember 2019 verlängert.

(2)	The Employment Agreement will end with the expiry of December 31, 2019, without any formal notice being necessary.

3	Miscellaneous

(1)	All other provisions of the existing Employment Agreement, including all subsequent amendments, shall apply without change.

(2)	Modifications of this Agreement require written form. This shall also apply to the amendment of this clause requiring written form.

(3)	The German version will be authoritative for the interpretation of this Amendment.
(2)	Der Dienstvertrag endet, ohne dass es einer Erklärung einer der Vertragsparteien bedarf, mit Ablauf des 31, Dezember 2019.

3.	Sonstiges

(1)	Im Übrigen findet der bestehende Dienstvertrag einschließlich aller nachfolgenden Änderungen und Ergänzungen unver-ändert Anwendung.

(2)	Änderungen dieses Vertrages bedürfen der Schrift-form. Dies gilt auch für die Abänderungen dieser Schriftformklausel.

(3)	Für die Auslegung dieses Vertrages ist die deutsche Fassung maBgeblich.

München, 19.12, 2018

/s/ Nikos Theodosopoulos	/s/ Dr. Christoph Glingener
Nikos Theodosopoulos	Dr. Christoph Glingener
Chairman of the Supervisory Board

AMENDMENT TO OFFICER’S EMPLOYMENT AGREEMENT

DIENSTVERTRAGSÄNDERUNG VORSTANDSMITGLIED

ADVA Optical Networking SE, Martinsried/Meiningen

- hereinafter the “Company” -

represented by the Supervisory Board

and

- im Folgenden die “Gesellschaft” -

vertreten durch den Aufsichtsrat

und

Herrn

Dr. Christoph Glingener

- hereinafter: the “Officer” -

1.	Preamble

Dr. Christoph Glingener has been a Chief Officer of the Company since January 1, 2007. The existing Officer’s Employment Agreement is limited in time and will end on December 31, 2019.

In its meeting on February 19, 2019, the Supervisory Board resolved to extend Dr. Glingener’s appointment as Chief Officer of the Company until December 31, 2020.

2.	Extension of term

(1)	In accordance with the above-mentioned resolution of the Supervisory Board, the Officer’s Employment Agreement shall be extended until December 31, 2020.

- im Folgenden: das “Vorstandsmitglied”-

1.	Präambel

Dr. Christoph Glingener ist seit 1. Januar 2007 Mitglied des Vorstands der Gesellschaft. Der bestehende Dienstvertrag mit dem Vorstandsmitglied ist befristet und endet mit Ablauf des 31. Dezember 2019.

In seiner Sitzung vom 19. Februar 2019 hat der Aufsichtsrat beschlossen, die Bestellung von Herrn Dr. Glingener zum Mitglied des Vorstands bis 31. Dezember 2020 zu verlängern.

2.	Verlängerung der Laufzeit

(1)	Dem oben erwähnten Beschluss des Aufsichtsrats entsprechend wird der Dienstvertrag mit dem Vorstandsmitglied hiermit bis 31. Dezember 2020 verlängert.

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(2)	The Employment Agreement will end with the expiry of December 31, 2020, without any formal notice being necessary.
(2)	Der Dienstvertrag endet, ohne dass es einer Erklärung einer der Vertragsparteien bedarf, mit Ablauf des 31. Dezember 2020.

3.	Miscellaneous

(1)	All other provisions of the existing Employment Agreement, including all subsequent amendments, shall apply without change.

(2)	Modifications of this Agreement require written form. This shall also apply to the amendment of this clause requiring written form.

(3)	The German version will be authoritative for the interpretation of this Amendment.
3.	Sonstiges

(1)	Im Übrigen findet der bestehende Dienstvertrag einschließlich aller nachfolgenden Änderungen und Ergänzungen unverändert Anwendung.

(2)	Änderungen dieses Vertrages bedürfen der Schrift-form. Dies gilt auch für die Abänderungen dieser Schriftformklausel.

(3)	Für die Auslegung dieses Vertrages ist die deutsche Fassung maßgeblich.

München,             , 2019

/s/ Nikos Theodosopoulos
Nikos Theodosopoulos
Chairman of the Supervisory Board

/s/ Dr. Christoph Glingener
Dr. Christoph Glingener

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AMENDMENT TO OFFICER’S	DIENSTVERTRAGSÄNDERUNG
EMPLOYMENT AGREEMENT	VORSTANDSMITGLIED

ADVA Optical Networking SE, Martinsried/Meiningen

- hereinafter the “Company” -	- im folgenden die “Gesellschaft” -

represented by the Supervisory Board	vertreten durch den Aufsichtsrat

and	und

Herrn

Dr. Christoph Glingener

- hereinafter: the “Officer” -	- im folgenden: das “Vorstandsmitglied” -

1. Preamble	1. Präambel

Dr. Christoph Glingener has been a Chief Officer of the Company since January 1, 2007. The existing Officer’s Employment Agreement is limited in time and will end on December 31, 2020.

Dr. Christoph Glingener ist seit 1. Januar 2007 Mitglied des Vorstands der Gesellschaft. Der bestehende Dienstvertrag mit dem Vorstandsmitglied ist befristet und endet mit Ablauf des 31. Dezember 2020.

In its meeting on 18 February 2020, the Supervisory Board resolved to extend Dr. Glingener’s appointment as Chief Officer of the Company until December 31, 2021.	In seiner Sitzung vom 18. Februar 2020 hat der Aufsichtsrat beschlossen, die Bestellung von Herm Dr. Glingener zum Mitglied des Vorstands bis 31. Dezember 2021 zu verlängem.

2. Extension of term	2. Verlängerung der Laufzeit

(1) In accordance with the above-mentioned resolution of the Supervisory Board, the Officer’s Employment Agreement shall be extended until December 31, 2021.	(1) Dem oben erwähnten Beschluss des Aufsichtsrats entsprechend wird der Dienstvertrag mit dem Vorstandsmitglied hiermit bis 31. Dezember 2021 verlängert.

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(2) The Employment Agreement will end with the expiry of December 31, 2021, without any formal notice being necessary.	(2) Der Dienstvertrag endet, ohne dass es einer Erklärung einer der Vertragsparteien bedarf, mit Ablauf des 31. Dezember 2021.

3. Miscellaneous	4. Sonstiges

(1) All other provisions of the existing Employment Agreement, including all subsequent amendments, shall apply without change.	(1) Im Übrigen findet der bestehende Dienstvertrag einschließlich aller nachfolgenden Änderungen und Ergänzungen unverändert Anwendung.

(2) Modifications of this Agreement require written form. This shall also apply to the amendment of this clause requiring written form.	(2) Änderungen dieses Vertrages bedürfen der Schriftform. Dies gilt auch für die Abänderungen dieser Schriftformklausel.

(3) The German version will be authoritative for the interpretation of this Amendment.	(3) Für die Auslegung dieses Vertrages ist die deutsche Fassung maßgeblich

München, April 16, 2020

/s/ Nikos Theodosopoulos Nikos Theodosopoulos Chairman of the Supervisory Board	/s/ Dr. Christoph Glingener Dr. Christoph Glingener

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AMENDMENT TO OFFICER’S EMPLOYMENT AGREEMENT	DIENSTVERTRAGSÄNDERUNG VORSTANDSMITGLIED

ADVA Optical Networking SE, Martinsried/Meiningen

- hereinafter the “Company” -	- im Folgenden die “Gesellschaft” -

represented by the Supervisory Board	vertreten durch den Aufsichtsrat

and	und

Mr./Herrn

Dr. Christoph Glingener

-hereinafter: the “Officer” -	- im Folgenden: das “Vorstandsmitglied” -

1. Preamble	1. Präambel

Dr. Christoph Glingener has been a Chief Officer of the Company since January 1, 2007. The existing Officer’s Employment Agreement is limited in time and will end on December 31, 2021.

Dr. Christoph Glingener ist seit 1. Januar 2007 Mitglied des Vorstands der Gesellschaft. Der bestehende Dienstvertrag mit dem Vorstandsmitglied ist befristet und endet mit Ablauf des 31. Dezember 2021.

In its meeting on February 23rd, 2021, the Supervisory Board resolved to extend Dr. Glingener’s appointment as Chief Officer of the Company until December 31, 2022.	In seiner Sitzung vom 23. Februar 2021 hat der Aufsichtsrat beschlossen, die Bestellung von Herm Dr. Glingener zum Mitglied des Vorstands bis 31. Dezember 2022 zu verlängern.

2. Extension of term	2. Verlängerung der Laufzeit

(1) In accordance with the above-mentioned resolution of the Supervisory Board, the Officer’s Employment Agreement shall be extended until December 31, 2022.	(1) Dem oben erwähnten Beschluss des Aufsichtsrats entsprechend wird der Dienstvertrag mit dem Vorstandsmitglied hiermit bis 31. Dezember 2022 verlängert.

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(2) The Employment Agreement will end with the expiry of December 31, 2022, without any formal notice being necessary.	(2) Der Dienstvertrag endet, ohne dass es einer Erklärung einer der Vertragsparteien bedarf, mit Ablauf des 31. Dezember 2022.

3. Remuneration System	3. Vergütungssystem

The rules of the remuneration system resolved by the Supervisory Board apply to the remuneration of the Executive Board member with effect from January 1, 2021.	Auf die Vergütung des Vorstandsmitglieds finden mit Wirkung zum 1. Januar 2021 die Regelungen des vom Aufsichtsrat beschlossenen Vergütungssystems Anwendung.

4. Miscellaneous	4. Sonstiges

(1) All other provisions of the existing Employment Agreement, including all subsequent amendments, shall apply without change.	(1) Im Übrigen findet der bestehende Dienstvertrag einschließlich aller nachfolgenden Änderungen und Ergänzungen unverändert Anwendung.

(2) Modifications of this Agreement require written form. This shall also apply to the amendment of this clause requiring written form.	(2) Änderungen dieses Vertrages bedürfen der Schriftform. Dies gilt auch für die Abänderungen dieser Schriftformklausel.

(3) The German version will be authoritative for the interpretation of this Amendment.	(3) Für die Auslegung dieses Vertrages ist die deutsche Fassung maßgeblich.

München, April 23, 2021

/s/ Nikos Theodosopoulos	/s/ Dr. Christoph Glingener
Nikos Theodosopoulos Chairman of the Supervisory Board	Dr. Christoph Glingener

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AMENDMENT TO OFFICER’S	DIENSTVERTRAGSÄNDERUNG
EMPLOYMENT AGREEMENT	VORSTANDSMITGLIED

ADVA Optical Networking SE, Martinsried/Meiningen

- hereinafter the “Company” -	- im Folgenden die “Gesellschaft” -

represented by the Supervisory Board	vertreten durch den Aufsichtsrat

and	und

Mr./Herrn

Dr. Christoph Glingener

- hereinafter: the “Officer” -	- im Folgenden: das “Vorstandsmitglied” -

1. Preamble	1. Präambel

Dr. Christoph Glingener has been a Chief Officer of the Company since January 1, 2007. The existing Officer’s Employment Agreement is limited in time and will end on December 31, 2022.

Dr. Christoph Glingener ist seit 1. Januar 2007 Mitglied des Vorstands der Gesellschaft. Der bestehende Dienstvertrag mit dem Vorstandsmitglied ist befristet und endet mit Ablauf des 31. Dezember 2022.

In its meeting on February 22nd, 2022, the Supervisory Board resolved to extend Dr. Glingener’s appointment as Chief Officer of the Company until December 31, 2023.	In seiner Sitzung vom 22. Februar 2022 hat der Aufsichtsrat beschlossen, die Bestellung von Herrn Dr. Glingener zum Mitglied des Vorstands bis 31. Dezember 2023 zu verlängern.

2. Extension of term	2. Verlängerung der Laufzeit

(1) In accordance with the above-mentioned resolution of the Supervisory Board, the Officer’s Employment Agreement shall be extended until December 31, 2023.	(1) Dem oben erwähnten Beschluss des Aufsichtsrats entsprechend wird der Dienstvertrag mit dem Vorstandsmitglied hiermit bis 31. Dezember 2023 verlängert.

(2) The Employment Agreement will end with the expiry of December 31, 2023, without any formal notice being necessary.	(2) Der Dienstvertrag endet, ohne dass es einer Erklärung einer der Vertragsparteien bedarf, mit Ablauf des 31. Dezember 2023.

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3. Remuneration System	3. Vergütungssystem

The rules of the remuneration system resolved by the Supervisory Board apply to the remuneration of the Executive Board member with effect from January 1, 2021.	Auf die Vergütung des Vorstandsmitglieds finden mit Wirkung zum 1. Januar 2021 die Regelungen des vom Aufsichtsrat beschlossenen Vergütungssystems Anwendung.

4. Miscellaneous	4. Sonstiges

(1) All other provisions of the existing Employment Agreement, including all subsequent amendments, shall apply without change.	(1) Im Übrigen findet der bestehende Dienstvertrag einschließlich aller nachfolgenden Änderungen und Ergänzungen unverändert Anwendung.

(2) Modifications of this Agreement require written form. This shall also apply to the amendment of this clause requiring written form.	(2) Änderungen dieses Vertrages bedürfen der Schriftform. Dies gilt auch für die Abänderungen dieser Schriftformklausel.

(3) The German version will be authoritative for the interpretation of this Amendment.	(3) Für die Auslegung dieses Vertrages ist die deutsche Fassung maßgeblich.

München, March 22, 2022

/s/ Nikos Theodosopoulos	/s/ Dr. Christoph Glingener
Nikos Theodosopoulos Chairman of the Supervisory Board	Dr. Christoph Glingener

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